UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2017

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08.	Shareholder Director Nominations.

On March 21, 2017, Mitel Networks Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting the date of the Company’s 2017 annual meeting of shareholders (the “2017 Annual Meeting”). This amendment to the Original Filing amends, restates and replaces in its entirety the Original Filing and is being filed to report that on March 29, 2017, the Board of Directors approved the rescheduling of the date of the 2017 Annual Meeting from Tuesday, April 25, 2017 to May 15, 2017, in order to accommodate scheduling considerations and timing requirements relating to the review of its preliminary proxy materials by the U.S. Securities and Exchange Commission (the “SEC”).

Tuesday, March 21, 2017 remains the record date for determining beneficial ownership and shareholders entitled to notice of, and to vote at, the 2017 Annual Meeting. The 2017 Annual Meeting will be held at 4:00 p.m., Ottawa Time, at The Brookstreet Hotel, 525 Legget Drive, Ottawa, Ontario, Canada K2K 2W2.

As disclosed in the Original Filing, the date of the Company’s 2017 Annual Meeting has changed by more than 30 calendar days from the anniversary of the Company’s 2016 annual meeting of shareholders. In the Original Filing, the Company provided notice that shareholders of the Company who wished to have any shareholder proposal considered for inclusion in the Company’s proxy materials for the 2017 Annual Meeting, including any shareholder proposal which included nominees for director, as permitted under the Canada Business Corporations Act (the “CBCA”), the Company’s governing statute, and any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, were required to ensure that such shareholder proposal, including any notice on Schedule 14N, was received by the Company’s General Counsel & Corporate Secretary at 350 Legget Ottawa, Ontario, Canada K2K 2W7 on or before the close of business on Monday, March 27, 2017 (which was the deadline for submitting shareholder proposals under the CBCA). This deadline has now passed. Any shareholder proposal received after Monday, March 27, 2017 will be considered untimely and will not be included in the Company’s proxy materials for the 2017 Annual Meeting nor will it be considered at the 2017 Annual Meeting.

The Company plans to file a definitive proxy statement with the SEC and make its definitive proxy materials available on its website promptly upon receiving confirmation from the SEC that it has completed its review, and advises its shareholders to read the definitive proxy statement, as it will contain important information about proposals being voted on at the 2017 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2017

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary